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Exhibit 99.1

SIMON PROPERTY GROUP

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION
UNAUDITED THIRD QUARTER 2014

(1)
Includes reconciliation of consolidated net income to funds from operations.

3Q 2014 SUPPLEMENTAL	1

EARNINGS RELEASE

Contacts:
Tom Ward	317-685-7330 Investors
Les Morris	317-263-7711 Media

FOR IMMEDIATE RELEASE

SIMON PROPERTY GROUP REPORTS THIRD QUARTER 2014 RESULTS AND
RAISES FULL YEAR 2014 GUIDANCE

INDIANAPOLIS, October 22, 2014 - Simon, a leading global retail real estate company, today reported results for the quarter and nine months ended September 30, 2014.

RESULTS FOR THE QUARTER

•
Funds from Operations ("FFO") was $689.4 million, or $1.90 per diluted share, as compared to $802.8 million, or $2.21 per diluted share, in the prior year period. Included in the third quarter 2014 results is a loss on the extinguishment of debt of $127.6 million, or $0.35 per diluted share, related to the successful September cash tender offers and the redemption of a series of notes of Simon Property Group L.P. ("SPGLP") unsecured debt totaling $1.572 billion.

•
Net income attributable to common stockholders was $252.0 million, or $0.81 per diluted share, as compared to $311.7 million, or $1.00 per diluted share, in the prior year period. Net income in the third quarter of 2014 includes the $0.35 per diluted share loss on the extinguishment of debt described above.

RESULTS FOR THE NINE MONTHS

•
Funds from Operations ("FFO") was $2.339 billion, or $6.43 per diluted share, as compared to $2.311 billion, or $6.38 per diluted share, in the prior year period.

•
Net income attributable to common stockholders was $1.0 billion, or $3.22 per diluted share, as compared to $934.7 million, or $3.01 per diluted share, in the prior year period.

EFFECT OF CASH TENDER OFFERS AND EARLY NOTES REDEMPTION CHARGE AND WASHINGTON PRIME GROUP INC. SPIN-OFF

•
Results for the three and nine months ended September 30, 2014 reflect the $0.35 charge related to the cash tender offers and early notes redemption mentioned above. Results for the three months ended September 30, 2013 include FFO per diluted share of $0.24 from the Washington Prime Group Inc. ("WPG") properties. Results for the nine months ended September 30, 2014 and 2013 include FFO per diluted share of $0.30 ($0.40 of FFO from the WPG properties' operations net of $0.10 of spin-off related transaction expenses) and $0.72, respectively, from the WPG properties.

3Q 2014 SUPPLEMENTAL	2

EARNINGS RELEASE

•
Growth in FFO per diluted share for the three and nine month periods in 2014 was 14.2% and 14.5%, respectively, excluding both the loss on the extinguishment of debt related to the cash tender offers and early notes redemption and the WPG properties and transaction costs related to the May 28, 2014 spin-off, as detailed in the table below.

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Reported FFO per share	$1.90	$2.21	$6.43	$6.38
Add: Loss on extinguishment of debt	0.35	—	0.35	—
Add: Spin-off transaction expenses	—	—	0.10	—
Less: FFO from WPG properties	—	(0.24)	(0.40)	(0.72)

Comparable FFO per share	$2.25	$1.97	$6.48	$5.66

Comparable FFO per share growth	14.2%		14.5%
Reported earnings per share	$0.81	$1.00	$3.22	$3.01
Comparable earnings per share(1)	$1.16	$0.89	$3.49	$2.64
(1)
For a reconciliation of Reported EPS to Comparable EPS, please see Footnote H of the Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures.

"I am very pleased with our quarterly results that once again beat consensus," said David Simon, Chairman and CEO. "We continue to demonstrate our ability to grow our core business and allocate capital to generate growth in cash flow and FFO per share."

COMPARABLE PROPERTY NET OPERATING INCOME

Comparable property NOI growth for the three months ended September 30, 2014 was 5.3%. The year-to-date growth for the nine months ended September 30, 2014 was 5.4%. Comparable properties include U.S. Malls, Premium Outlets and The Mills, and excludes the WPG properties.

U.S. MALLS AND PREMIUM OUTLETS OPERATING STATISTICS

	AS OF SEPTEMBER 30,
			YEAR-OVER-YEAR CHANGE
	2014(1)	2013
Occupancy(2)	96.9%	95.5%	+140 bps
Base Minimum Rent per sq. ft.(2)	$46.29	$41.73	+10.9%
Releasing Spread per sq. ft.(2)(3)	$9.67	$8.05	+$1.62
Releasing Spread (percentage change)(2)(3)	17.3%	15.2%	+210 bps
Total Sales per sq. ft.(4)	$613	$579	+5.9%
(1)
Excludes WPG properties.
(2)
Represents mall stores in Malls and all owned square footage in Premium Outlets.
(3)
Same space measure that compares opening and closing rates on individual spaces leased during trailing 12-month period.
(4)
Trailing 12-month sales per square foot for mall stores less than 10,000 square feet in Malls and all owned square footage in Premium Outlets.

3Q 2014 SUPPLEMENTAL	3

EARNINGS RELEASE

Total sales from the U.S. Malls (less anchors) and Premium Outlets increased 2.6% on a trailing 12-month basis. The increase in total sales in the third quarter of 2014 compared to the third quarter of 2013 was 2.8%.

DIVIDENDS

Today Simon's Board of Directors declared a quarterly common stock dividend of $1.30 per share. This is a year-over-year increase of 8.3%. The dividend will be payable on November 28, 2014 to stockholders of record on November 14, 2014.

Simon's Board of Directors also declared the quarterly dividend on its 8 3/8% Series J Cumulative Redeemable Preferred Stock (NYSE: SPGPrJ) of $1.046875 per share, payable on December 31, 2014 to stockholders of record on December 17, 2014.

DEVELOPMENT ACTIVITY

Two new Premium Outlets opened during the quarter:

•
July 31st<_bm2 001,002>[nc_nb]— Charlotte Premium Outlets is a 399,000 square foot center with 100 outlet stores featuring high-quality designer and name brands. The center opened fully leased and Simon owns a 50% interest in this asset.

•
August 14th — Twin Cities Premium Outlets is a 409,000 square foot center serving the greater Minneapolis-St. Paul metropolitan area. The center opened fully leased and Simon owns a 35% interest in this asset.

Premium Outlets Montréal in Mirabel, Quebec, Canada will open on October 30, 2014. The center will serve the greater Montréal metropolitan market with 360,000 square feet of high-quality, name brand stores. Simon owns a 50% interest in this project.

During the third quarter, construction started on two significant expansion projects:

•
Livermore Premium Outlets in Livermore (San Francisco), California — 185,000 square foot expansion

•
The Colonnade at Sawgrass in Sunrise (Miami), Florida — 56,000 square foot expansion

Construction continues on other significant expansion projects including Roosevelt Field Mall, Del Amo Fashion Center, Woodbury Common Premium Outlets, Las Vegas Premium Outlets-North and Chicago Premium Outlets.

Redevelopment and expansion projects, including the addition of new anchors, are underway at 31 properties in the U.S., Asia and Mexico.

Construction continues on two new Premium Outlets opening in 2015:

•
Vancouver Designer Outlet in Vancouver, British Columbia, Canada is a 242,000 square foot center scheduled to open in May of 2015. Simon owns a 45% interest in this project.

•
Gloucester Premium Outlets in Gloucester, New Jersey, serving the greater Philadelphia metropolitan area, is a 375,000 square foot center scheduled to open in August of 2015. Simon owns a 50% interest in this project.

3Q 2014 SUPPLEMENTAL	4

EARNINGS RELEASE

Construction began during the third quarter on two new Premium Outlets expected to open in October of 2015:

•
Tucson Premium Outlets is a 366,000 square foot center. Simon owns 100% of this project.

•
Tampa Premium Outlets is a 441,000 square foot center. Simon owns 100% of this project.

Simon's share of the costs of all development and redevelopment projects currently under construction is approximately $2.2 billion.

FINANCING ACTIVITY

In September, Simon completed a cash tender offer for five outstanding tranches of senior unsecured notes maturing in 2015, 2016 and 2017. Approximately $1.322 billion of notes were tendered and accepted for purchase. These notes had a weighted average remaining duration of 1.7 years and a weighted average coupon rate of 5.60%. Also in September, Simon redeemed all of its $250.0 million 7.875% notes due 2016. A $127.6 million or $0.35 per diluted share, loss on the extinguishment of debt was recorded in September of 2014 in connection with the tender offers and redemption.

In September, Simon issued $1.30 billion of senior unsecured notes in an underwritten public offering. The offering consisted of $900 million of 3.375% notes due 2024 and $400 million of 4.25% notes due 2044. Net proceeds from the offering and cash on hand were used to fund the cash purchase of the senior unsecured notes tendered and the redemption.

The aggregate result of the tender offers and redemption, combined with the sale of unsecured notes, was an extension of the duration of our senior notes portfolio from 6.3 years to 7.6 years and a decrease in the weighted average interest rate on that portfolio from 4.64% to 4.40%.

As of September 30, 2014, Simon had approximately $1.175 billion of cash on hand, including its share of joint venture cash, and $5.2 billion of available revolving credit capacity.

2014 GUIDANCE

Today we raised FFO guidance to a range of $8.84 to $8.88 per diluted share for the year ending December 31, 2014, and also raised guidance for net income to a range of $4.45 to $4.49 per diluted share. This represents an increase of $0.15 per diluted share from the midpoint of the range provided on July 23, 2014, after giving effect to the loss on extinguishment of debt from the successful tender offers and redemption.

3Q 2014 SUPPLEMENTAL	5

EARNINGS RELEASE

The following table provides the reconciliation for the expected range of estimated net income available to common stockholders per diluted share to estimated FFO per diluted share:

For the year ending December 31, 2014

	LOW END	HIGH END
Estimated net income available to common stockholders per diluted share	$4.45	$4.49
Depreciation and amortization including Simon's share of unconsolidated entities	4.82	4.82
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, net	(0.43)	(0.43)

Estimated FFO per diluted share	$8.84	$8.88

CONFERENCE CALL

Simon will hold a conference call to discuss the quarterly financial results today at 11:00 a.m. Eastern Time, Wednesday, October 22, 2014. Live streaming audio of the conference call will be accessible at investors.simon.com. An online replay will be available until November 5, 2014 at investors.simon.com.

SUPPLEMENTAL MATERIALS AND WEBSITE

Supplemental information on our third quarter 2014 performance is available at investors.simon.com. This information has also been furnished to the SEC in a current report on Form 8-K.

We routinely post important information online at our investor relations website, investors.simon.com. We use this website, press releases, SEC filings, quarterly conference calls, presentations and webcasts to disclose material, non-public information in accordance with Regulation FD. We encourage members of the investment community to monitor these distribution channels for material disclosures. Any information accessed through our website is not incorporated by reference into, and is not a part of, this document.

NON-GAAP FINANCIAL MEASURES

This press release includes FFO, FFO per share, comparable FFO per share, comparable earnings per share and comparable property net operating income growth, which are financial performance measures not defined by generally accepted accounting principles in the United States ("GAAP"). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this press release and in Simon's supplemental information for the quarter. FFO and comparable property net operating income growth are financial performance measures widely used in the REIT industry. Our definitions of these non-GAAP measures may not be the same as similar measures reported by other REITs.

3Q 2014 SUPPLEMENTAL	6

EARNINGS RELEASE

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, and the intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly reports filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise unless required by law.

ABOUT SIMON

Simon is a global leader in retail real estate ownership, management and development and a S&P100 company (Simon Property Group, NYSE:SPG). Our industry-leading retail properties and investments across North America, Europe and Asia provide shopping experiences for millions of consumers every day and generate billions in annual retail sales. For more information, visit simon.com.

3Q 2014 SUPPLEMENTAL	7

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
REVENUE:
Minimum rent	$740,214	$690,904	$2,190,983	$2,038,486
Overage rent	52,502	55,115	123,336	129,458
Tenant reimbursements	350,595	320,179	1,018,316	921,136
Management fees and other revenues	36,396	33,613	101,145	95,156
Other income	54,987	47,066	139,918	108,457

Total revenue	1,234,694	1,146,877	3,573,698	3,292,693

EXPENSES:
Property operating	106,742	98,993	294,318	276,561
Depreciation and amortization	281,661	279,302	849,369	824,173
Real estate taxes	97,359	93,001	291,058	273,758
Repairs and maintenance	21,416	22,746	72,838	68,689
Advertising and promotion	38,359	28,455	99,128	75,128
Provision for credit losses	1,769	2,398	8,635	3,947
Home and regional office costs	40,753	34,171	120,999	106,021
General and administrative	14,388	14,546	44,842	44,476
Other	24,690	24,787	62,457	59,040

Total operating expenses	627,137	598,399	1,843,644	1,731,793

OPERATING INCOME	607,557	548,478	1,730,054	1,560,900
Interest expense	(249,780)	(270,700)	(758,945)	(808,235)
Loss on extinguishment of debt	(127,573)	–	(127,573)	–
Income and other taxes	(6,589)	(7,700)	(20,078)	(29,773)
Income from unconsolidated entities	55,631	47,563	168,473	157,811
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	17,717	11,071	154,242	85,754

Consolidated income from continuing operations	296,963	328,712	1,146,173	966,457
Discontinued operations	–	38,581	67,524	135,830
Discontinued operations transaction expenses	–	–	(38,163)	–

CONSOLIDATED NET INCOME	296,963	367,293	1,175,534	1,102,287
Net income attributable to noncontrolling interests	44,161	54,784	172,828	165,035
Preferred dividends	834	834	2,503	2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$251,968	$311,675	$1,000,203	$934,749

BASIC EARNINGS PER COMMON SHARE:
Income from continuing operations	$0.81	$0.89	$3.14	$2.64
Discontinued operations	–	0.11	0.08	0.37

Net income attributable to common stockholders	$0.81	$1.00	$3.22	$3.01

DILUTED EARNINGS PER COMMON SHARE:
Income from continuing operations	$0.81	$0.89	$3.14	$2.64
Discontinued operations	–	0.11	0.08	0.37

Net income attributable to common stockholders	$0.81	$1.00	$3.22	$3.01

3Q 2014 SUPPLEMENTAL	8

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(Dollars in thousands, except share amounts)

	SEPTEMBER 30, 2014	DECEMBER 31, 2013
ASSETS:
Investment properties at cost	$31,022,776	$30,336,639
Less - accumulated depreciation	8,728,977	8,092,794

	22,293,799	22,243,845
Cash and cash equivalents	817,998	1,691,006
Tenant receivables and accrued revenue, net	516,857	520,361
Investment in unconsolidated entities, at equity	2,458,704	2,429,845
Investment in Klépierre, at equity	1,868,461	2,014,415
Deferred costs and other assets	1,716,346	1,422,788
Total assets of discontinued operations	–	3,002,314

Total assets	$29,672,165	$33,324,574

LIABILITIES:
Mortgages and unsecured indebtedness	$21,202,360	$22,669,917
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,150,900	1,223,102
Cash distributions and losses in partnerships and joint ventures, at equity	1,166,887	1,050,278
Other liabilities	259,824	250,371
Total liabilities of discontinued operations	–	1,117,789

Total liabilities	23,779,971	26,311,457

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	25,537	190,485
EQUITY:
Stockholders' Equity
Capital stock (850,000,000 total shares authorized, $0.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding with a liquidation value of $39,847	44,144	44,390
Common stock, $0.0001 par value, 511,990,000 shares authorized, 314,314,502 and 314,251,245 issued and outstanding, respectively	31	31
Class B common stock, $0.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	–	–
Capital in excess of par value	9,406,656	9,217,363
Accumulated deficit	(4,200,226)	(3,218,686)
Accumulated other comprehensive loss	(125,414)	(75,795)
Common stock held in treasury at cost, 3,540,427 and 3,650,680 shares, respectively	(103,870)	(117,897)

Total stockholders' equity	5,021,321	5,849,406
Noncontrolling interests	845,336	973,226

Total equity	5,866,657	6,822,632

Total liabilities and equity	$29,672,165	$33,324,574

3Q 2014 SUPPLEMENTAL	9

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Statements of Operations
(Dollars in thousands)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
REVENUE:
Minimum rent	$436,580	$396,539	$1,289,263	$1,165,611
Overage rent	42,760	40,707	133,146	128,320
Tenant reimbursements	202,973	193,288	588,772	555,681
Other income	54,157	40,760	228,793	122,152

Total revenue	736,470	671,294	2,239,974	1,971,764
OPERATING EXPENSES:
Property operating	141,083	122,550	434,147	356,089
Depreciation and amortization	147,946	131,689	442,141	378,284
Real estate taxes	59,934	53,593	167,523	154,271
Repairs and maintenance	16,289	15,172	51,874	46,290
Advertising and promotion	18,535	13,977	54,458	43,638
Provision for credit losses	210	311	4,288	1,823
Other	43,760	37,819	141,243	109,602

Total operating expenses	427,757	375,111	1,295,674	1,089,997

OPERATING INCOME	308,713	296,183	944,300	881,767
Interest expense	(147,817)	(147,928)	(449,512)	(442,620)

INCOME FROM CONTINUING OPERATIONS	160,896	148,255	494,788	439,147
Income from operations of discontinued joint venture interests	–	3,464	5,079	10,093
Gain on disposal of discontinued operations, net	–	6,580	–	24,936

NET INCOME	$160,896	$158,299	$499,867	$474,176

THIRD-PARTY INVESTORS' SHARE OF NET INCOME	$81,810	$85,211	$259,340	$263,926

Our Share of Net Income	79,086	73,088	240,527	210,250
Amortization of Excess Investment (A)	(26,187)	(25,733)	(76,168)	(75,415)
Our Share of Income from Unconsolidated Discontinued Operations	–	(353)	(652)	(852)

INCOME FROM UNCONSOLIDATED ENTITIES (B)	$52,899	$47,002	$163,707	$133,983

Note:
The above financial presentation does not include any information related to our investment in Klépierre S.A. ("Klépierre").
For additional information, see footnote B.

3Q 2014 SUPPLEMENTAL	10

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Balance Sheets
(Dollars in thousands)

	SEPTEMBER 30, 2014	DECEMBER 31, 2013
ASSETS:
Investment properties, at cost	$15,854,182	$15,355,700
Less - accumulated depreciation	5,358,302	5,080,832

	10,495,880	10,274,868
Cash and cash equivalents	753,133	781,554
Tenant receivables and accrued revenue, net	353,619	302,902
Investment in unconsolidated entities, at equity	11,701	38,352
Deferred costs and other assets	575,776	579,480
Total assets of discontinued operations	–	281,000

Total assets	$12,190,109	$12,258,156

LIABILITIES AND PARTNERS' DEFICIT:
Mortgages	$12,900,691	$12,753,139
Accounts payable, accrued expenses, intangibles, and deferred revenue	979,723	834,898
Other liabilities	491,959	513,897
Total liabilities of discontinued operations	–	286,252

Total liabilities	14,372,373	14,388,186
Preferred units	67,450	67,450
Partners' deficit	(2,249,714)	(2,197,480)

Total liabilities and partners' deficit	$12,190,109	$12,258,156

Our Share of:
Partners' deficit	$(615,394)	$(717,776)
Add: Excess Investment (A)	1,907,211	2,059,584
Add: Our Share of investment in discontinued unconsolidated entities, at equity	–	37,759

Our net Investment in unconsolidated entities, at equity	$1,291,817	$1,379,567

Note:
The above financial presentation does not include any information related to our investment in Klépierre.
For additional information, see footnote B attached hereto.

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EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Reconciliation of Non-GAAP Financial Measures (C)
(Amounts in thousands, except per share amounts)

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Consolidated Net Income (D)	$296,963	$367,293	$1,175,534	$1,102,287
Adjustments to Arrive at FFO:
Depreciation and amortization from consolidated properties	277,936	321,962	915,040	949,169
Our share of depreciation and amortization from unconsolidated entities, including Klépierre	135,131	130,055	410,848	376,432
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(17,717)	(11,071)	(154,484)	(99,906)
Net income attributable to noncontrolling interest holders in properties	(750)	(1,958)	(1,720)	(6,517)
Noncontrolling interests portion of depreciation and amortization	(869)	(2,218)	(2,729)	(6,595)
Preferred distributions and dividends	(1,313)	(1,313)	(3,939)	(3,939)

FFO of the Operating Partnership (E)	$689,381	$802,750	$2,338,550	$2,310,931

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$0.81	$1.00	$3.22	$3.01
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.14	1.24	3.64	3.65
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(0.05)	(0.03)	(0.43)	(0.28)

Diluted FFO per share (F)	$1.90	$2.21	$6.43	$6.38

Details for per share calculations:
FFO of the Operating Partnership (E)	$689,381	$802,750	$2,338,550	$2,310,931
Diluted FFO allocable to unitholders	(100,286)	(115,440)	(339,171)	(332,474)

Diluted FFO allocable to common stockholders (G)	$589,095	$687,310	$1,999,379	$1,978,457

Basic and Diluted weighted average shares outstanding	310,772	310,333	310,713	310,195
Weighted average limited partnership units outstanding	52,873	52,122	52,709	52,127

Basic and Diluted weighted average shares and units outstanding	363,645	362,455	363,422	362,322

Basic and Diluted FFO per Share (F)	$1.90	$2.21	$6.43	$6.38
Percent Change	-14.0%		0.8%

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Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

Notes:

(A)
Excess investment represents the unamortized difference of our investment over equity in the underlying net assets of the related partnerships and joint ventures shown therein. The Company generally amortizes excess investment over the life of the related properties.

(B)
The Unaudited Joint Venture Statements of Operations do not include any operations or our share of net income or excess investment amortization related to our investment in Klépierre. Amounts included in Footnotes D below exclude our share of related activity for our investment in Klépierre. For further information, reference should be made to financial information in Klépierre's public filings and additional discussion and analysis in our Form 10-Q.

(C)
This report contains measures of financial or operating performance that are not specifically defined by GAAP, including FFO, FFO per share, comparable FFO per share and comparable earnings per share. FFO is a performance measure that is standard in the REIT business. We believe FFO provides investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

We determine FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). We determine FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated retail operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

We have adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated retail operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(D)
Includes our share of:

-
Gains on land sales of $2.0 million and $4.2 million for the three months ended September 30, 2014 and 2013, respectively, $14.4 million and $5.4 million for the nine months ended September 30, 2014 and 2013, respectively.

-
Straight-line adjustments to minimum rent of $17.6 million and $13.6 million for the three months ended September 30, 2014 and 2013, respectively (including $0.0 million and $0.1 million related to WPG), and $44.9 million and $39.7 million for the nine months ended September 30, 2014 and 2013, respectively (including $0.3 million and ($0.1) million related to WPG).

3Q 2014 SUPPLEMENTAL	13

 EARNINGS RELEASE

  -
  Amortization of fair market value of leases from acquisitions of $3.7 million and $5.6 million for the three months ended September 30, 2014 and 2013 respectively (including $0.0 million and $0.3 million related to WPG), and $12.2 million and $21.9 million for the nine months ended September 30, 2014 and 2013, respectively (including $0.3 million and $1.1 million related to WPG).

  -
  Debt premium amortization of $5.2 million and $10.1 million for the three months ended September 30, 2014 and 2013, respectively (including $0.0 million and $0.1 million related to WPG), and $26.6 million and $32.3 million for the nine months ended September 30, 2014 and 2013, respectively (including $0.2 million and $0.3 million related to WPG).

(E)
Includes FFO of the operating partnership and 2014 transaction expenses related to WPG of $86.4 million for the three months ended September 30, 2013, and $108.0 million and $262.1 million for the nine months ended September 30, 2014 and 2013, respectively.

(F)
Includes Basic and Diluted FFO per share related to WPG operations and 2014 transaction expenses of $0.24 for the three months ended September 30, 2013, and $0.30 and $0.72 for the nine months ended September 30, 2014 and 2013, respectively.

(G)
Includes Diluted FFO allocable to common stockholders and 2014 transaction expenses related to WPG of $74.0 million for the three months ended September 30, 2013, and $92.4 million and $224.4 million for the nine months ended September 30, 2014 and 2013, respectively.

(H)
Reconciliation of reported earnings per share to comparable earnings per share

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Reported earnings per share	$0.81	$1.00	$3.22	$3.01
Add: Loss on extinguishment of debt	0.35	–	0.35	–
Add: WPG spin-off transaction expenses	–	–	0.10	–
Less: Earnings per share from WPG properties	–	(0.11)	(0.18)	(0.37)

Comparable earnings per share	$1.16	$0.89	$3.49	$2.64

Comparable earnings per share growth	30.3%		32.2%

3Q 2014 SUPPLEMENTAL	14

OVERVIEW

THE COMPANY

Simon Property Group, Inc. (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is our majority-owned partnership subsidiary that owns all of our real estate properties and other assets. In this package, the terms Simon, we, our, or the Company refer to, Simon Property, Inc., the Operating Partnership, and its subsidiaries. We are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, and International Properties. At September 30, 2014, we owned or had an interest in 228 properties comprising 189 million square feet in North America, Asia and Europe. Additionally, we have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 13 European countries.

This package was prepared to provide operational and balance sheet information as of September 30, 2014, for the Company and the Operating Partnership.

On May 28, 2014, we completed the spin-off of 98 smaller malls and community centers to Washington Prime Group Inc. (WPG), which is now an independent public company trading on the NYSE under the symbol "WPG". Results from the properties transferred to WPG (WPG properties) are included in our financial information as discontinued operations through May 28, 2014.

Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but except as required by law, otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Any questions, comments or suggestions regarding this Supplemental Information should be directed to Tom Ward, Vice President of Investor Relations (tom.ward@simon.com or 317.685.7330).

REPORTING CALENDAR

Below is a list of estimated dates for future announcements of results. Dates are subject to change.

Fourth Quarter 2014	January 30, 2015
First Quarter 2015	April 24, 2015
Second Quarter 2015	July 24, 2015

3Q 2014 SUPPLEMENTAL	15

OVERVIEW

 STOCK INFORMATION

The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

CREDIT RATINGS

Standard & Poor's
Corporate	A	(Stable Outlook)
Senior Unsecured	A	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's
Senior Unsecured	A2	(Stable Outlook)
Preferred Stock	A3	(Stable Outlook)

SENIOR UNSECURED DEBT COVENANTS (1)

	Required	Actual	Compliance
Total Debt to Total Assets (1)	≤65%	41%	Yes
Total Secured Debt to Total Assets (1)	≤50%	18%	Yes
Fixed Charge Coverage Ratio	>1.5X	3.7X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	256%	Yes
(1)
Covenants for indentures dated June 7, 2005 and later. Total Assets are calculated in accordance with the indenture and essentially represent net operating income (NOI) divided by a 7.0% capitalization rate plus the value of other assets at cost.

3Q 2014 SUPPLEMENTAL	16

SELECTED FINANCIAL AND EQUITY INFORMATION
(In thousands, except as noted)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Financial Highlights
Total Revenue - Consolidated Properties	$1,234,694	$1,146,877	$3,573,698	$3,292,693
Consolidated Net Income	$296,963	$367,293	$1,175,534	$1,102,287
Net Income Attributable to Common Stockholders	$251,968	$311,675	$1,000,203	$934,749
Basic and Diluted Earnings per Common Share (EPS)	$0.81	$1.00	$3.22	$3.01
Funds from Operations (FFO) of the Operating Partnership (1)	$689,381	$802,750	$2,338,550	$2,310,931
Basic and Diluted FFO per Share (FFOPS) (2)	$1.90	$2.21	$6.43	$6.38
Dividends/Distributions per Share/Unit	$1.30	$1.15	$3.85	$3.45

Stockholders' Equity Information	AS OF SEPTEMBER 30, 2014		AS OF DECEMBER 31, 2013
Limited Partners' Units Outstanding at end of period	52,853		51,846
Common Shares Outstanding at end of period	310,782		310,609

Total Common Shares and Limited Partnership Units Outstanding at end of period	363,635		362,455

Weighted Average Limited Partnership Units Outstanding	52,709		52,101
Weighted Average Common Shares Outstanding:
Basic and Diluted - for purposes of EPS and FFOPS	310,713		310,255

Debt Information
Share of Consolidated Debt	$21,123,137		$22,536,459
Share of Joint Venture Debt	6,142,000		6,023,740
Share of Debt from Discontinued Operations	–		962,157

Share of Total Debt	$27,265,137		$29,522,356

Market Capitalization
Common Stock Price at end of period	$164.42	(3)	$152.16
Common Equity Capitalization, including Limited Partnership Units	$59,788,854		$55,151,110
Preferred Equity Capitalization, including Limited Partnership Preferred Units	83,547		73,753

Total Equity Market Capitalization	$59,872,401		$55,224,863

Total Market Capitalization - Including Share of Total Debt	$87,137,538		$84,747,219

Debt to Total Market Capitalization	31.3%		34.8%
(1)
Includes FFO of the Operating Partnership related to WPG properties and 2014 transaction expenses of $86.4 million for the three months ended September 30, 2013, and $108.0 million and $262.1 million for the nine months ended September 30, 2014 and 2013, respectively. Also includes a charge of $127.6 million for loss on extinguishment of debt for the three months and nine months ended September 30, 2014.
(2)
Includes Basic and Diluted FFO per share related to WPG properties and 2014 transaction expenses of $0.24 for the three months ended September 30, 2013, and $0.30 and $0.72 for the nine months ended September 30, 2014 and 2013, respectively. Also includes a charge of $0.35 for loss on extinguishment of debt for the three months and nine months ended September 30, 2014.
(3)
Reflects value after WPG spin-off.

3Q 2014 SUPPLEMENTAL	17

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014
	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013 OUR TOTAL SHARE
REVENUE:
Minimum rent	$740,214	$(3,317)	$736,897	$211,304	$948,201		$870,302
Overage rent	52,502	(26)	52,476	18,623	71,099		72,493
Tenant reimbursements	350,595	(2,032)	348,563	95,596	444,159		406,894
Management fees and other revenues	36,396	–	36,396	–	36,396		33,613
Other income	54,987	(169)	54,818	27,323	82,141		66,157

Total revenue	1,234,694	(5,544)	1,229,150	352,846	1,581,996		1,449,459

EXPENSES:
Property operating	106,742	(1,013)	105,729	63,306	169,035		150,284
Depreciation and amortization	281,661	(869)	280,792	102,179	382,971		366,533
Real estate taxes	97,359	(513)	96,846	28,509	125,355		117,239
Repairs and maintenance	21,416	(140)	21,276	7,654	28,930		29,460
Advertising and promotion	38,359	(93)	38,266	8,877	47,143		34,735
Provision for credit losses	1,769	(16)	1,753	137	1,890		2,555
Home and regional office costs	40,753	–	40,753	–	40,753		34,171
General and administrative	14,388	–	14,388	–	14,388		14,546
Other	24,690	(932)	23,758	20,075	43,833		39,641

Total operating expenses	627,137	(3,576)	623,561	230,737	854,298		789,164

OPERATING INCOME	607,557	(1,968)	605,589	122,109	727,698		660,295
Interest expense	(249,780)	1,218	(248,562)	(69,210)	(317,772)		(337,474)
Loss on extinguishment of debt	(127,573)	–	(127,573)	–	(127,573)		–
Income and other taxes	(6,589)	–	(6,589)	–	(6,589)		(7,699)
Income from unconsolidated entities	55,631	–	55,631	(52,899)	2,732	(2)	561	(2)
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, net	17,717	–	17,717	–	17,717		11,071

Consolidated income from continuing operations	296,963	(750)	296,213	–	296,213		326,754
Discontinued operations	–	–	–	–	–		38,581
Discontinued operations transaction expenses	–	–	–	–	–		–

CONSOLIDATED NET INCOME	296,963	(750)	296,213	–	296,213		365,335
Net income attributable to noncontrolling interests	44,161	(750)	43,411	–	43,411	(3)	52,826
Preferred dividends	834	–	834	–	834		834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$251,968	$–	$251,968	$–	$251,968		$311,675

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$296,963	$–	$296,963		$367,293
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			277,936		277,936		321,962
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				135,131	135,131		130,055
Income from unconsolidated entities			(55,631)	55,631	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			(17,717)		(17,717)		(11,071)
Net income attributable to noncontrolling interest holders in properties			(750)		(750)		(1,958)
Noncontrolling interests portion of depreciation and amortization			(869)		(869)		(2,218)
Preferred distributions and dividends			(1,313)		(1,313)		(1,313)

FFO of the Operating Partnership			$498,619	$190,762	$689,381		$802,750

Percentage of FFO of the Operating Partnership			72.33%	27.67%	100.00%		100.00%
(1)
Represents our venture partners' share of operations on consolidated properties.
(2)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.

3Q 2014 SUPPLEMENTAL	18

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 OUR TOTAL SHARE
REVENUE:
Minimum rent	$2,190,983	$(9,877)	$2,181,106	$624,466	$2,805,572		$2,564,333
Overage rent	123,336	(99)	123,237	57,037	180,274		183,345
Tenant reimbursements	1,018,316	(6,202)	1,012,114	278,132	1,290,246		1,169,256
Management fees and other revenues	101,145	–	101,145	–	101,145		95,156
Other income	139,918	(503)	139,415	113,111	252,526		164,475

Total revenue	3,573,698	(16,681)	3,557,017	1,072,746	4,629,763		4,176,565

EXPENSES:
Property operating	294,318	(3,217)	291,101	196,012	487,113		424,930
Depreciation and amortization	849,369	(2,729)	846,640	308,457	1,155,097		1,078,750
Real estate taxes	291,058	(1,721)	289,337	79,507	368,844		342,636
Repairs and maintenance	72,838	(561)	72,277	24,650	96,927		89,272
Advertising and promotion	99,128	(296)	98,832	25,320	124,152		94,610
Provision for credit losses	8,635	(78)	8,557	2,152	10,709		4,934
Home and regional office costs	120,999	–	120,999	–	120,999		106,021
General and administrative	44,842	–	44,842	–	44,842		44,476
Other	62,457	(2,696)	59,761	63,422	123,183		102,018

Total operating expenses	1,843,644	(11,298)	1,832,346	699,520	2,531,866		2,287,647

OPERATING INCOME	1,730,054	(5,383)	1,724,671	373,226	2,097,897		1,888,918
Interest expense	(758,945)	3,663	(755,282)	(209,519)	(964,801)		(1,008,787)
Loss on extinguishment of debt	(127,573)	–	(127,573)	–	(127,573)		–
Income and other taxes	(20,078)	–	(20,078)	–	(20,078)		(29,773)
Income from unconsolidated entities	168,473	–	168,473	(163,707)	4,766	(2)	23,828	(2)
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	154,242	–	154,242	–	154,242		85,754

Consolidated income from continuing operations	1,146,173	(1,720)	1,144,453	–	1,144,453		959,940

Discontinued operations	67,524	–	67,524	–	67,524		135,830
Discontinued operations transaction expenses	(38,163)	–	(38,163)	–	(38,163)		–

CONSOLIDATED NET INCOME	1,175,534	(1,720)	1,173,814	–	1,173,814		1,095,770
Net income attributable to noncontrolling interests	172,828	(1,720)	171,108	–	171,108	(3)	158,518
Preferred dividends	2,503	–	2,503	–	2,503		2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,000,203	$–	$1,000,203	$–	$1,000,203		$934,749

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$1,175,534	$–	$1,175,534		$1,102,287
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			915,040		915,040		949,169
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				410,848	410,848		376,432
Income from unconsolidated entities			(169,125)	169,125	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			(154,484)		(154,484)		(99,906)
Net income attributable to noncontrolling interest holders in properties			(1,720)		(1,720)		(6,517)
Noncontrolling interests portion of depreciation and amortization			(2,729)		(2,729)		(6,595)
Preferred distributions and dividends			(3,939)		(3,939)		(3,939)

FFO of the Operating Partnership			$1,758,577	$579,973	$2,338,550		$2,310,931

Percentage of FFO of the Operating Partnership			75.20%	24.80%	100.00%		100.00%
(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.

3Q 2014 SUPPLEMENTAL	19

PRO-RATA BALANCE SHEET
(In thousands)

	AS OF SEPTEMBER 30, 2014
	CONSOLIDATED	NONCONTROLLING INTERESTS	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE	AS OF DECEMBER 31, 2013 OUR TOTAL SHARE
ASSETS:
Investment properties, at cost	$31,022,776	$(122,776)	$30,900,000	$9,949,986	$40,849,986	$39,792,597
Less - accumulated depreciation	8,728,977	$(52,665)	8,676,312	$2,558,320	11,234,632	10,399,807

	22,293,799	(70,111)	22,223,688	7,391,666	29,615,354	29,392,790
Cash and cash equivalents	817,998	(3,552)	814,446	360,481	1,174,927	2,053,790
Tenant receivables and accrued revenue, net	516,857	(2,000)	514,857	169,533	684,390	660,235
Investment in unconsolidated entities, at equity	2,458,704	–	2,458,704	(2,458,704)	–	–
Investment in Klépierre, at equity	1,868,461	–	1,868,461	–	1,868,461	2,014,415
Deferred costs and other assets	1,716,346	(6,990)	1,709,356	324,307	2,033,663	1,723,503
Total assets of discontinued operations	–	–	–	–	–	3,041,057

Total assets	$29,672,165	$(82,653)	$29,589,512	$5,787,283	$35,376,795	$38,885,790

LIABILITIES:
Mortgages and unsecured indebtedness	$21,202,360	$(79,223)	$21,123,137	$6,141,999	$27,265,136	$28,560,199
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,150,900	(4,448)	1,146,452	572,758	1,719,210	1,628,779
Cash distributions and losses in partnerships and joint ventures, at equity	1,166,887	–	1,166,887	(1,166,887)	–	–
Other liabilities	259,824	(85)	259,739	239,413	499,152	521,910
Total liabilities of discontinued operations	–	–	–	–	–	1,194,291

Total liabilities	23,779,971	(83,756)	23,696,215	5,787,283	29,483,498	31,905,179

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	25,537	–	25,537	–	25,537	162,243

EQUITY:
Stockholders' equity
Capital stock
Series J 8 3/8% cumulative redeemable preferred stock	44,144	–	44,144	–	44,144	44,390
Common stock, $.0001 par value	31	–	31	–	31	31
Class B common stock, $.0001 par value	–	–	–	–	–	–
Capital in excess of par value	9,406,656	–	9,406,656	–	9,406,656	9,217,363
Accumulated deficit	(4,200,226)	–	(4,200,226)	–	(4,200,226)	(3,218,686)
Accumulated other comprehensive loss	(125,414)	–	(125,414)	–	(125,414)	(75,795)
Common stock held in treasury at cost	(103,870)	–	(103,870)	–	(103,870)	(117,897)

Total stockholders' equity	5,021,321	–	5,021,321	–	5,021,321	5,849,406
Noncontrolling interests	845,336	1,103	846,439	–	846,439	968,962

Total equity	5,866,657	1,103	5,867,760	–	5,867,760	6,818,368

Total liabilities and equity	$29,672,165	$(82,653)	$29,589,512	$5,787,283	$35,376,795	$38,885,790

BASIS OF PRESENTATION:

We present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in our portfolio. The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. Our Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

3Q 2014 SUPPLEMENTAL	20

NET OPERATING INCOME (NOI) COMPOSITION (1)
For the Nine Months Ended September 30, 2014

(1)
Based on our share of total NOI and does not reflect any property, entity or corporate-level debt. Does not include WPG properties.
(2)
Includes Klépierre, international Premium Outlets and international Designer Outlets.

3Q 2014 SUPPLEMENTAL	21

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF NET INCOME TO NOI
The following schedule reconciles net income to NOI and provides our calculation of comparable property NOI.

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Reconciliation of NOI of consolidated properties:
Consolidated Net Income	$296,963	$367,293	$1,175,534	$1,102,287
Discontinued operations	–	(38,581)	(67,524)	(135,830)
Discontinued operations transaction expenses	–	–	38,163	–
Income and other taxes	6,589	7,700	20,078	29,773
Interest expense	249,780	270,700	758,945	808,235
Income from unconsolidated entities	(55,631)	(47,563)	(168,473)	(157,811)
Loss on extinguishment of debt	127,573	–	127,573	–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	(17,717)	(11,071)	(154,242)	(85,754)

Operating Income	607,557	548,478	1,730,054	1,560,900
Depreciation and amortization	281,661	279,302	849,369	824,173

NOI of consolidated properties	$889,218	$827,780	$2,579,423	$2,385,073

Reconciliation of NOI of unconsolidated entities:
Net Income	$160,896	$158,299	$499,867	$474,176
Interest expense	147,817	147,928	449,512	442,620
Income from operations of discontinued joint venture interests	–	(3,464)	(5,079)	(10,093)
Gain on disposal of discontinued operations	–	(6,580)	–	(24,936)

Operating Income	308,713	296,183	944,300	881,767
Depreciation and amortization	147,946	131,689	442,141	378,284

NOI of unconsolidated entities	$456,659	$427,872	$1,386,441	$1,260,051

Total consolidated and unconsolidated NOI from continuing operations	$1,345,877	$1,255,652	$3,965,864	$3,645,124

Change in total NOI from continuing operations from prior period	7.2%	7.7%	8.8%	8.5%
Adjustments to NOI:
NOI of discontinued consolidated properties	–	98,858	169,828	299,414
NOI of discontinued unconsolidated properties	–	10,876	17,445	32,944

Total NOI of our portfolio	$1,345,877	$1,365,386	$4,153,137	$3,977,482

Add: Our share of NOI from Klépierre	51,440	66,939	171,506	208,820
Less: Joint venture partners' share of NOI from continuing operations	235,205	228,823	712,870	677,456
Less: Joint venture partners' share of NOI from discontinued operations	–	8,180	12,998	25,041

Our share of NOI	$1,162,112	$1,195,322	$3,598,775	$3,483,805

Total NOI of our portfolio	$1,345,877	$1,365,386	$4,153,137	$3,977,482
NOI from non comparable properties (1)	178,003	256,606	728,769	729,880

Total NOI of comparable properties (2)	$1,167,874	$1,108,780	$3,424,368	$3,247,602

Increase in NOI of U.S. Malls, Premium Outlets and The Mills that are comparable properties	5.3%		5.4%

(1)
NOI excluded from comparable property NOI relates to WPG properties, international properties, other retail properties, TMLP properties, any of our non-retail holdings and results of our corporate and management company operations, NOI of U.S. Malls, Premium Outlets and The Mills not owned and operated in both periods under comparison and excluded income noted in footnote 2 below.
(2)
Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

3Q 2014 SUPPLEMENTAL	22

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF FFO TO FUNDS AVAILABLE FOR DISTRIBUTION (OUR SHARE)

	THREE MONTHS ENDED SEPTEMBER 30, 2014	PER SHARE AMOUNT	NINE MONTHS ENDED SEPTEMBER 30, 2014	PER SHARE AMOUNT
FFO	$689,381	$1.90	$2,338,550	$6.43
Non-cash impacts to FFO (1)	(3,033)	(0.01)	(8,075)	(0.02)

FFO excluding non-cash impacts	686,348	$1.89	2,330,475	$6.41
Tenant allowances	(35,005)	(0.10)	(120,267)	(0.33)
Operational capital expenditures	(37,129)	(0.10)	(68,345)	(0.19)

Funds available for distribution	$614,214	$1.69	$2,141,863	$5.89

(1)
Non-cash impacts to FFO include:

	THREE MONTHS ENDED SEPTEMBER 30, 2014	NINE MONTHS ENDED SEPTEMBER 30, 2014
Deductions:
Straight-line rent	(17,581)	(44,892)
Fair value of debt amortization	(5,222)	(26,643)
Fair market value of lease amortization	(3,749)	(12,206)
Additions:
Stock based compensation expense	13,872	43,343
Mortgage, financing fee and terminated swap amortization expense	9,647	32,323

	(3,033)	(8,075)

This report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (GAAP) in the United States, including FFO, diluted FFO per share, funds available for distribution, net operating income (NOI), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities. Reconciliations of other non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the tables on pages 22 and 23 and in the Earnings Release for the latest period.

3Q 2014 SUPPLEMENTAL	23

OTHER INCOME, OTHER EXPENSE AND CAPITALIZED INTEREST
(In thousands)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Consolidated Properties
Other Income (1)
Interest and dividend income	$4,392	$2,289	$9,570	$3,330
Lease settlement income	8,021	1,201	20,043	3,119
Gains on land sales	2,072	4,296	14,227	5,391
Other (2)	40,502	39,280	96,078	96,617

Totals	$54,987	$47,066	$139,918	$108,457

Other Expense
Ground rent	$9,566	$10,771	$29,515	$31,657
Professional fees and other	15,124	14,016	32,942	27,383

Totals	$24,690	$24,787	$62,457	$59,040

Capitalized Interest (1)	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Interest Capitalized during the Period:
Our Share of Consolidated Properties	$4,170	$4,472	$10,584	$12,833
Our Share of Joint Venture Properties	$245	$97	$441	$529
(1)
Excludes WPG properties in all periods presented as those items are reported as discontinued operations.
(2)
Includes ancillary property revenues, gift cards, marketing, media, parking and sponsorship revenues and other miscellaneous income items.

3Q 2014 SUPPLEMENTAL	24

U.S. MALLS AND PREMIUM OUTLETS OPERATING INFORMATION (1)

	AS OF SEPTEMBER 30,
	2014	2013 (1)
Total Number of Properties	180	183
Total Square Footage of Properties (in millions)	153.1	155.4
Ending Occupancy (2):
Consolidated Assets	97.0%	96.7%
Unconsolidated Assets	96.5%	95.0%
Total Portfolio	96.9%	96.3%
Total Sales per Square Foot (PSF) (3):
Consolidated Assets	$599	$599
Unconsolidated Assets	$664	$669
Total Portfolio	$613	$614
Base Minimum Rent PSF (4):
Consolidated Assets	$44.90	$42.55
Unconsolidated Assets	$50.22	$49.68
Total Portfolio	$46.29	$44.33

Releasing Activity for the Trailing Twelve Month Period Ended:

		TOTAL RENT PSF
	SQUARE FOOTAGE OF OPENINGS	OPENING RATE PSF (5)	CLOSING RATE PSF (5)	RELEASING SPREAD (5)
9/30/14	7,263,578	$65.46	$55.79	$9.67	17.3%
6/30/14	7,174,353	$66.28	$55.22	$11.06	20.0%
3/31/14	6,653,281	$65.89	$54.42	$11.47	21.1%
12/31/13	6,697,286	$67.06	$56.72	$10.34	18.2%
9/30/13	6,587,881	$65.86	$56.50	$9.36	16.6%
6/30/13	6,366,446	$64.84	$56.08	$8.76	15.6%
3/31/13	6,268,787	$63.61	$55.16	$8.45	15.3%
Occupancy Cost as a Percentage of Sales (6):

9/30/14	11.7%
6/30/14	11.6%
3/31/14	11.4%
12/31/13	11.3%
9/30/13	11.2%
6/30/13	11.2%
3/31/13	11.1%
(1)
Excludes WPG properties and all prior periods have been restated.
(2)
Ending Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors, mall majors, mall freestanding and mall outlots in the calculation.
(3)
Total Sales PSF is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.
(4)
Base Minimum Rent PSF is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.
(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.
(6)
Occupancy Cost as a Percentage of Sales is the trailing 12-month Base Minimum Rent, plus all applicable ancillary charges, plus overage rent, if applicable (based on last 12 months of sales), divided by the trailing 12-month Total Sales PSF for the same tenants.

3Q 2014 SUPPLEMENTAL	25

THE MILLS AND INTERNATIONAL OPERATING INFORMATION

	AS OF SEPTEMBER 30,
	2014	2013
The Mills
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	19.6	19.6
Ending Occupancy (1)	98.2%	98.3%
Total Sales PSF (2)	$534	$521
Base Minimum Rent PSF (3)	$25.14	$23.46
Releasing Spread PSF (4)	$14.73	$8.51
Releasing Spread (Percentage Change) (4)	45.4%	24.4%

International Properties
Premium Outlets
Total Number of Properties	15	15
Total Square Footage of Properties (in millions)	5.0	4.9
Designer Outlets
Total Number of Properties	5	N/A
Total Square Footage of Properties (in millions)	1.0	N/A
Statistics for Premium Outlets in Japan (5)
Ending Occupancy	98.8%	99.6%
Total Sales PSF	¥93,365	¥90,013
Base Minimum Rent PSF	¥4,916	¥4,842
(1)
See footnote 2 on page 25 for definition, except Ending Occupancy is calculated on all company owned space.
(2)
See footnote 3 on page 25 for definition; calculation methodology is the same as for malls.
(3)
See footnote 4 on page 25 for definition.
(4)
See footnote 5 on page 25 for definition.
(5)
Information supplied by the managing venture partner; includes 9 properties.

3Q 2014 SUPPLEMENTAL	26

U.S. MALLS AND PREMIUM OUTLETS LEASE EXPIRATIONS (1)

YEAR	NUMBER OF LEASES EXPIRING	SQUARE FEET	AVG. BASE MINIMUM RENT PSF AT 9/30/14	PERCENTAGE OF GROSS ANNUAL RENTAL REVENUES (2)
Inline Stores and Freestanding
Month to Month Leases	415	1,349,577	$42.94	1.3%
2014 (10/1/14 - 12/31/14)	284	696,323	$52.30	0.8%
2015	2,312	7,342,157	$43.43	7.0%
2016	2,436	8,231,578	$42.26	7.6%
2017	2,402	8,232,927	$44.58	8.2%
2018	2,271	8,510,394	$46.09	8.6%
2019	1,787	7,061,176	$45.58	7.1%
2020	1,257	4,857,030	$48.15	5.2%
2021	1,201	4,824,084	$49.52	5.3%
2022	1,445	5,592,804	$48.48	6.0%
2023	1,772	6,738,189	$49.96	7.5%
2024	1,337	5,168,736	$51.49	5.8%
2025 and Thereafter	594	3,008,401	$44.25	3.0%
Specialty Leasing Agreements w/ terms in excess of 12 months	770	1,817,212	$20.81	0.9%

Anchor Tenants
2015	11	1,080,916	$4.38	0.1%
2016	16	1,461,100	$3.60	0.1%
2017	24	2,718,518	$3.45	0.2%
2018	18	2,165,629	$5.06	0.2%
2019	23	2,301,090	$5.42	0.3%
2020	20	2,110,326	$5.57	0.2%
2021	10	758,696	$9.22	0.1%
2022	8	957,917	$9.59	0.2%
2023	9	1,223,016	$10.50	0.3%
2024	12	703,770	$11.67	0.2%
2025 and Thereafter	24	2,838,111	$5.15	0.3%

(1)
Does not consider the impact of renewal options that may be contained in leases. Excludes WPG properties.
(2)
Annual rental revenues represent 2013 consolidated and joint venture combined base rental revenue excluding WPG properties.

3Q 2014 SUPPLEMENTAL	27

U.S. MALLS AND PREMIUM OUTLETS TOP TENANTS (1)

TOP INLINE STORE TENANTS (sorted by percentage of total base minimum rent for U.S. properties)

TENANT	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

The Gap, Inc.	368	3,773	2.1%	3.5%
L Brands, Inc.	295	1,751	1.0%	2.1%
Signet Jewelers, Ltd.	415	611	0.3%	1.6%
PVH Corporation	277	1,510	0.8%	1.5%
Abercrombie & Fitch Co.	182	1,300	0.7%	1.5%
Forever 21, Inc.	79	1,329	0.7%	1.4%
American Eagle Outfitters, Inc.	177	1,147	0.6%	1.2%
Luxottica Group S.P.A	390	709	0.4%	1.2%
VF Corporation	238	1,219	0.7%	1.2%
Foot Locker, Inc.	248	986	0.5%	1.1%

TOP ANCHORS (sorted by percentage of total square footage in U.S. properties) (2)

TENANT	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

Macy's, Inc.	124	23,722	13.0%	0.4%
Sears Holdings Corporation	75	12,419	6.8%	0.1%
J.C. Penney Co., Inc.	73	11,556	6.3%	0.4%
Dillard's, Inc.	39	6,969	3.8%	–
Nordstrom, Inc.	27	4,578	2.5%	0.1%
Hudson's Bay Company	16	2,111	1.2%	0.1%
Belk, Inc.	11	1,790	1.0%	0.1%
Dick's Sporting Goods, Inc.	23	1,547	0.8%	0.5%
Target Corporation	9	1,395	0.8%	–
The Neiman Marcus Group, Inc.	10	1,265	0.7%	–
The Bon-Ton Stores, Inc.	8	1,081	0.6%	–
(1)
Excludes WPG properties.
(2)
Includes space leased and owned by anchors in U.S. Malls; does not include Bloomingdale's The Outlet Store, Neiman Marcus Last Call, Nordstrom Rack, and Saks Fifth Avenue Off 5th.

3Q 2014 SUPPLEMENTAL	28

CAPITAL EXPENDITURES
(Year-to-date activity in thousands)

		UNCONSOLIDATED PROPERTIES
	CONSOLIDATED PROPERTIES (1)	TOTAL	OUR SHARE
New development projects	$20,074	$211,894	$100,858
Redevelopment projects with incremental square footage and/or anchor replacement	289,182	200,310	85,580
Redevelopment projects with no incremental square footage	26,251	18,096	7,609

Subtotal new development and redevelopment projects	335,507	430,300	194,047
Tenant allowances	101,927	37,572	18,340
Operational capital expenditures at properties:
CAM expenditures (2)	29,682	34,650	16,143
Non-CAM expenditures	20,137	5,276	2,383

Totals	$487,253	$507,798	$230,913

Conversion from accrual to cash basis	$(20,169)	(13,738)	(6,247)

Capital Expenditures for the Nine Months Ended 9/30/14 (3)	$467,084	$494,060	$224,666

Capital Expenditures for the Nine Months Ended 9/30/13 (3)	$628,577	$567,910	$274,404

(1)
WPG properties comprised $16.0 million, $4.5 million, and $2.3 million of current year new development and redevelopment projects, tenant allowances, and operational capital expenditures, respectively. Our share of unconsolidated capital expenditures relating to WPG properties was not significant.
(2)
Expenditures included in the pool of expenses allocated to tenants as CAM.
(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

3Q 2014 SUPPLEMENTAL	29

DEVELOPMENT ACTIVITY SUMMARY (1)
As of September 30, 2014
(in millions, except percent)

PLATFORM PROJECT TYPE	PROJECTED GROSS COST (2)	PROJECTED NET COST (3)	OUR SHARE OF NET COST	EXPECTED STABILIZED RATE OF RETURN	TOTAL CONSTRUCTION IN PROGRESS	OUR SHARE OF TOTAL CONSTRUCTION IN PROGRESS
Malls
Redevelopments	$1,475	$1,417	$1,072	7%	$309	$239

Premium Outlets
New Developments	$678	$674	$439	9%	$195	$105
Redevelopments	$782	$741	$598	12%	$207	$182

The Mills
Redevelopments	$68	$54	$51	16%	$6	$6
Totals	$3,003	$2,886	$2,160	9%	$717	$532

Notes:

(1)
Represents projects under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million. Excludes WPG properties.
(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Increment Financing (TIF), CAM, and other such recoveries.
(4)
Costs and returns are based upon current budget assumptions; actual results may vary.

3Q 2014 SUPPLEMENTAL	30

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2014

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Malls - Redevelopments
Coddingtown Mall - Santa Rosa, CA	Target	10/14	50%
Domain, The - Austin, TX	Common area enhancements	10/14	100%
St. Johns Town Center - Jacksonville, FL	Addition of Nordstrom and 34,000 SF small shop expansion	10/14	50%
Florida Mall, The - Orlando, FL	Addition of American Girl and relocation of Zara	11/14	50%
South Hills Village - Pittsburgh, PA	Redevelopment	11/14	100%
Briarwood Mall - Ann Arbor, MI	PF Chang's and Bravo	12/14	50%
Mall at Rockingham Park, The - Salem, NH	Redevelopment	12/14	28%
Haywood Mall - Greenville, SC	Redevelopment	1/15	100%
Phipps Plaza - Atlanta, GA	Redevelopment	2/15	100%
Walt Whitman Shops - Huntington Station, NY	Zara	2/15	100%
Montgomery Mall - North Wales, PA	Redevelopment of the Wegmans wing	5/15	79%
Forum Shops at Caesars, The - Las Vegas, NV	Transition Hall redevelopment	5/15	100%
Florida Mall, The - Orlando, FL	Dick's Sporting Goods (6/15) and Crayola Experience (9/15)	6/15	50%
Prien Lake Mall - Lake Charles, LA	Ulta and Maurice's	6/15	100%
Florida Mall, The - Orlando, FL	Redevelopment of the Saks building to an indoor/outdoor dining pavilion and small shops	9/15	50%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase II includes 260,000 SF small shop expansion and addition of Nordstrom	10/15	50%
Roosevelt Field Mall - Garden City, NY	Redevelopment (11/15), 50,000 SF small shop expansion and addition of Neiman Marcus	2/16	100%
Fashion Centre at Pentagon City, The - Arlington, VA	Redevelopment (11/15) and 50,000 SF expansion (3/16)	3/16	43%
Stanford Shopping Center - Palo Alto, CA	Relocation of Bloomingdale's (opened 10/14), redevelopment and 120,000 SF small shop expansion	3/16	100%
King of Prussia Mall - King of Prussia, PA	150,000 SF small shop expansion including restaurants to connect The Plaza and The Court	8/16	100%
Houston Galleria - Houston, TX	Relocation of Saks Fifth Avenue (4/16), redevelopment and 105,000 SF small shop expansion	6/17	50%

3Q 2014 SUPPLEMENTAL	31

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2014

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Premium Outlets - New Developments
Premium Outlets Montréal - Mirabel, Quebec, Canada	360,000 SF upscale Premium Outlet Center	10/14	50%
Vancouver Designer Outlet - Vancouver, British Columbia, Canada	242,000 SF Designer Outlet Center	5/15	45%
Gloucester Premium Outlets - Gloucester (Philadelphia, PA), NJ	375,000 SF upscale Premium Outlet Center	8/15	50%
Tucson Premium Outlets - Marana (Tucson), AZ	366,000 SF upscale Premium Outlet Center	10/15	100%
Tampa Premium Outlets - Tampa, FL	441,000 SF upscale Premium Outlet Center	10/15	100%

Premium Outlets - Redevelopments
Premium Outlets Punta Norte - Mexico City, Mexico	55,000 SF expansion	11/14	50%
Toki Premium Outlets - Gifu, Japan	77,000 SF expansion	11/14	40%
Waikele Premium Outlets - Waipahu (Honolulu), HI	Redevelopment and 5,000 SF expansion	1/15	100%
Yeoju Premium Outlets - Gyeonggi Province, South Korea	259,000 SF expansion	3/15	50%
Las Vegas Premium Outlets-North - Las Vegas, NV	140,000 SF expansion	5/15	100%
Shisui Premium Outlets - Shisui, Japan	130,000 SF expansion	5/15	40%
Chicago Premium Outlets - Aurora (Chicago), IL	260,000 SF expansion	8/15	100%
Livermore Premium Outlets - Livermore (San Francisco), CA	185,000 SF expansion	8/15	100%
Woodbury Common Premium Outlets - Central Valley (New York), NY	Redevelopment and 63,000 SF expansion	6/16	100%

3Q 2014 SUPPLEMENTAL	32

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2014

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
The Mills - Redevelopments
Great Mall - Milpitas (San Jose), CA	Redevelopment to create 36,000 SF of small shops	10/14	100%
Colonnade at Sawgrass, The - Sunrise (Miami), FL	56,000 SF expansion	12/15	100%
Grapevine Mills - Grapevine (Dallas), TX	Redevelopment	12/15	59%
(1)
Projects listed represent projects that are under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million. Excludes WPG properties.

3Q 2014 SUPPLEMENTAL	33

U.S. ANCHOR/BIG BOX OPENINGS (1)

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings during the First Nine Months of 2014
Arizona Mills - Tempe (Phoenix), AZ	Mills	At Home	JCPenney
Concord Mills - Concord (Charlotte), NC	Mills	Sea Life	Nascar Speed Park
Domain, The - Austin, TX	Mall	Punch Bowl Social	N/A
Katy Mills - Katy (Houston), TX	Mills	H&M Ross Dress for Less	Old Navy Circuit City
King of Prussia Mall - King of Prussia (Philadelphia), PA	Mall	Container Store	N/A
Meadowood Mall - Reno, NV	Mall	The Cheesecake Factory	N/A
Pier Park - Panama City Beach, FL	Mall	Dave & Buster's	N/A
Plaza Carolina - Carolina (San Juan), PR	Mall	Sports Authority	N/A
Potomac Mills - Woodbridge (Washington, D.C.), VA	Mills	Buy Buy Baby/and That!	N/A
South Hills Village - Pittsburgh, PA	Mall	DSW Ulta	Dick's Sporting Goods (2) Dick's Sporting Goods (2)
Square One Mall - Saugus (Boston), MA	Mall	T.J. Maxx	N/A
Woodfield Mall - Schaumburg (Chicago), IL	Mall	Arhaus Furniture	N/A

Openings Projected for the Remainder of 2014
Briarwood Mall - Ann Arbor, MI	Mall	Bravo PF Chang's	N/A N/A
Coddingtown Mall - Santa Rosa, CA	Mall	Target	Gottschalks
Florida Mall, The - Orlando, FL	Mall	American Girl Zara (3)	N/A N/A
Great Mall - Milpitas (San Jose), CA	Mills	Uniqlo	N/A
King of Prussia Mall - King of Prussia (Philadelphia), PA	Mall	Dick's Sporting Goods	Sears
Liberty Tree Mall - Danvers (Boston), MA	Mall	Sky Zone	Sports Authority (2)
St. Johns Town Center - Jacksonville, FL	Mall	Nordstrom Arhaus Furniture	N/A N/A
Stanford Shopping Center - Palo Alto, CA	Mall	Bloomingdale's (3)	N/A

3Q 2014 SUPPLEMENTAL	34

U.S. ANCHOR/BIG BOX OPENINGS (1)

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings Projected for 2015 and Beyond
College Mall - Bloomington, IN	Mall	Ulta Whole Foods	Sears Sears
Del Amo Fashion Center - Los Angeles, CA	Mall	Nordstrom	N/A
Florida Mall, The - Orlando, FL	Mall	Dick's Sporting Goods Crayola Experience	Nordstrom Nordstrom
Houston Galleria - Houston, TX	Mall	Saks Fifth Avenue (3)	N/A
King of Prussia Mall - King of Prussia (Philadelphia), PA	Mall	Primark	Sears
Prien Lake Mall - Lake Charles, LA	Mall	Ulta	Piccadilly Cafeteria
Roosevelt Field - Garden City (New York), NY	Mall	Neiman Marcus	N/A
Southdale Center - Edina (Minneapolis), MN	Mall	Dave & Buster's	N/A
Walt Whitman Shops - Huntington Station (New York), NY	Mall	Zara	N/A
(1)
Excludes WPG properties.
(2)
Tenant has relocated to another space within the center.
(3)
Tenant has an existing store at this center but will move to a new location.

3Q 2014 SUPPLEMENTAL	35

COMMON AND PREFERRED STOCK INFORMATION

                    CHANGES IN COMMON SHARE AND LIMITED PARTNERSHIP UNIT OWNERSHIP
                    For the Period December 31, 2013 through September 30, 2014

	COMMON SHARES (1)	LIMITED PARTNERSHIP UNITS (2)
Number Outstanding at December 31, 2013	310,608,565	51,846,157
Activity During the First Six Months of 2014:
Exchange of Limited Partnership Units for Common Stock	63,629	(63,629)
Issuance of Limited Partnership Units	–	555,150
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned (3)	67,260	469,848
Incremental Shares and Units Issued in Connection with the Spin-off of WPG	25,872	133,439

Number Outstanding at June 30, 2014	310,765,326	52,940,965

Third Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	500	(500)
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned (3)	16,249	–
Redemption of Limited Partnership Units	0	(87,621)

Number Outstanding at September 30, 2014	310,782,075	52,852,844

Number of Limited Partnership Units and Common Shares at September 30, 2014	363,634,919

                    PREFERRED STOCK/UNITS OUTSTANDING AS OF SEPTEMBER 30, 2014
                    ($ in 000's, except per share amounts)

ISSUER	DESCRIPTION	NUMBER OF SHARES/UNITS	PER SHARE LIQUIDATION PREFERENCE	AGGREGATE LIQUIDATION PREFERENCE	TICKER SYMBOL
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable (4)	796,948	$50.00	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable (5)	255,373	$100.00	$25,537	N/A
(1)
Excludes Limited Partnership preferred units relating to preferred stock outstanding.
(2)
Excludes units owned by the Company (shown here as Common Shares) and Limited Partnership Units not exchangeable for common shares.
(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.
(4)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2014 was $72.79 per share.
(5)
Each preferred unit is redeemable upon the occurrence of certain tax triggering events.

3Q 2014 SUPPLEMENTAL	36

CREDIT PROFILE
(As of September 30, unless otherwise indicated)

DEBT TO TOTAL MARKET CAPITALIZATION

44%
42%
40%
38%
36%
34%
32%
30%
40.3%
35.0%
33.1%
34.8%
31.3%
2010
2011
2012
2013
9/30/14

SECURED DEBT TO TOTAL MARKET CAPITALIZATION

24%
22%
20%
18%
16%
14%
12%
10%
21.8%
18.5%
15.6%
16.7%
14.2%
2010
2011
2012
2013
9/30/14

FIXED CHARGE COVERAGE

3.8
3.6
3.4
3.2
3.0
2.8
2.6
2.4
2.8
3.0
3.1
3.4
3.7
2010
2011
2012
2013
TTM 9/30/14[1]

SHARE OF NET DEBT TO SHARE OF NOI

7.0
6.5
6.0
5.5
5.0
4.5
4.0
6.5
6.2
6.1
5.7
5.3
2010
2011
2012
2013
TTM 9/30/14[1]

FFO PAYOUT RATIO

70%
65%
60%
55%
50%
45%
40%
35%
30%
52%
51%
51%
53%
57%
2010
2011
2012
2013
TTM 9/30/14[1][2]

WEIGHTED AVERAGE INTEREST RATE/YEARS TO MATURITY

5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
7
6
5
4
5.43%
5.24%
5.01%
4.78%
4.42%
5.7
5.5
5.9
5.5
6.3
Interest Rate
Years to Maturity
2010
2011
2012
2013
9/30/14

(1)
Includes WPG properties NOI and FFO through the effective date of the WPG spin-off.
(2)
FFO payout ratio includes a $0.35 per share tender charge and $0.10 per share of transaction expenses related to the spin-off of WPG.

3Q 2014 SUPPLEMENTAL	37

SUMMARY OF INDEBTEDNESS
As of September 30, 2014
(In thousands)

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,629,275	$5,550,052	5.49%	4.2
Variable Rate Debt	630,000	630,000	1.22%	2.6

Total Mortgage Debt	6,259,275	6,180,052	5.05%	4.0
Unsecured Debt
Fixed Rate	13,880,303	13,880,303	4.40%	7.6
Revolving Credit Facility – Euro Currency	606,630	606,630	0.84%	4.7
Supplemental Credit Facility – Yen Currency	203,538	203,538	1.04%	2.7

Total Revolving Credit Facilities	810,168	810,168	0.89%	4.2
Unsecured Term Loan	240,000	240,000	1.26%	3.4

Total Unsecured Debt	14,930,471	14,930,471	4.16%	7.4
Premium	55,338	55,338
Discount	(42,724)	(42,724)

Consolidated Mortgages and Unsecured Indebtedness (1)	$21,202,360	$21,123,137	4.42%	6.4

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$10,853,118	$5,179,520	4.73%	6.2
Variable Rate Debt	1,311,893	651,627	2.21%	4.4
TMLP Debt (2)	727,827	305,620	–	–

Total Mortgage Debt	12,892,838	6,136,767	4.45%	6.0
Premium	7,853	5,233

Joint Venture Mortgages and Other Indebtedness (1)	$12,900,691	$6,142,000	4.45%	6.0

Our Share of Total Indebtedness		$$27,265,137	4.42%	6.3

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Summary of Our Share of Fixed and Variable Rate Debt
Consolidated
Fixed	92.0%	$19,442,969	4.71%	6.6
Variable	8.0%	1,680,168	1.06%	3.5

	100.0%	21,123,137	4.42%	6.4
Joint Venture
Fixed	87.1%	$5,349,872	4.73%	6.2
Variable	12.9%	792,128	2.21%	4.4

	100.0%	6,142,000	4.45%	6.0
Total Debt		$27,265,137

Total Fixed Debt	90.9%	$24,792,841	4.71%	6.5

Total Variable Debt	9.1%	$2,472,296	1.38%	3.7

(1)
Amounts give effect to outstanding derivative instruments as footnoted in the Property and Debt Information.
(2)
See footnote 23 on the Property and Debt information.

3Q 2014 SUPPLEMENTAL	38

TOTAL DEBT AMORTIZATION AND MATURITIES BY YEAR (OUR SHARE)
As of September 30, 2014
(In thousands)

Year	OUR SHARE OF UNSECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING UNSECURED CONSOLIDATED DEBT	OUR SHARE OF SECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING SECURED CONSOLIDATED DEBT	OUR SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	WEIGHTED AVERAGE RATE OF MATURING UNCONSOLIDATED JOINT VENTURE DEBT	OUR SHARE OF TOTAL DEBT	TOTAL WEIGHTED AVERAGE RATE OF MATURING DEBT

2014	–	–	37,589	–	63,457	5.16%	101,046	5.16%
2015	1,093,451	4.99%	73,443	–	816,023	5.14%	1,982,917	5.04%
2016	527,574	5.51%	2,380,419	5.56%	609,592	5.94%	3,517,585	5.61%
2017	1,510,991	2.73%	1,711,130	4.95%	400,373	4.89%	3,622,494	4.01%
2018	1,990,000	3.92%	33,971	–	309,074	1.78%	2,333,045	3.67%
2019	1,856,630	4.61%	114,505	7.79%	206,256	4.07%	2,177,391	6.44%
2020	2,201,825	4.23%	229,437	5.51%	853,014	4.65%	3,284,276	4.43%
2021	1,600,000	4.27%	321,031	5.41%	795,442	4.79%	2,716,473	4.57%
2022	600,000	3.38%	504,615	4.13%	670,912	4.34%	1,775,527	3.97%
2023	500,000	2.75%	694,561	3.85%	392,874	3.35%	1,587,435	3.40%
2024	1,500,000	3.53%	79,351	4.57%	992,621	4.17%	2,571,972	3.81%
Thereafter	1,550,000	5.40%	–	–	27,129	1.71%	1,577,129	5.17%

Face Amounts of Indebtedness	$14,930,471	4.16%	$6,180,052	5.05%	$6,136,767	4.45%	$27,247,290	4.42%
Premiums (Discounts) on Indebtedness, Net	(42,250)		54,864		5,233		17,847

Our Share of Total Indebtedness	$14,888,221		$6,234,916		$6,142,000		$27,265,137

3Q 2014 SUPPLEMENTAL	39

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

							DEBT INFORMATION
				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Malls
1.	ABQ Uptown	NM	Albuquerque	100.0%		230,074	(2)
2.	Apple Blossom Mall	VA	Winchester	49.1%		473,153	(2)
3.	Auburn Mall	MA	Auburn	56.4%		586,242	09/01/20		6.02%	Fixed	39,906	22,495
4.	Aventura Mall (3)	FL	Miami Beach (Miami)	33.3%		2,105,490	12/01/20		3.75%	Fixed	1,200,000	400,000
5.	Avenues, The	FL	Jacksonville	25.0%	(4)	1,114,367	02/06/23		3.60%	Fixed	110,000	27,500
6.	Bangor Mall	ME	Bangor	87.6%		652,651	10/01/17		6.15%	Fixed	80,000	70,087
7.	Barton Creek Square	TX	Austin	100.0%		1,429,069	(2)
8.	Battlefield Mall	MO	Springfield	100.0%		1,201,576	09/01/22		3.95%	Fixed	125,000	125,000
9.	Bay Park Square	WI	Green Bay	100.0%		711,747	(2)
10.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,397	(2)
11.	Briarwood Mall	MI	Ann Arbor	50.0%		969,564	11/30/16	(6)	7.50%	Fixed	110,473	55,236
12.	Broadway Square	TX	Tyler	100.0%		627,361	(2)
13.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,237	(2)
14.	Cape Cod Mall	MA	Hyannis	56.4%		721,351	03/06/21		5.75%	Fixed	95,503	53,835
15.	Castleton Square	IN	Indianapolis	100.0%		1,383,066	(2)
16.	Cielo Vista Mall	TX	El Paso	100.0%		1,245,895	(2)
17.	Coconut Point	FL	Estero	50.0%		1,204,897	12/10/16		5.83%	Fixed	230,000	115,000
18.	Coddingtown Mall	CA	Santa Rosa	50.0%		673,534	03/01/17	(8)	1.91%	Variable	12,000	12,000
19.	College Mall	IN	Bloomington	100.0%		636,255	(2)
20.	Columbia Center	WA	Kennewick	100.0%		771,877	(2)
21.	Copley Place	MA	Boston	94.4%	(7)	1,242,604	(2)
22.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,886	(2)
23.	Cordova Mall	FL	Pensacola	100.0%		921,763	(2)
24.	Crystal Mall	CT	Waterford	78.2%		783,116	06/06/22		4.46%	Fixed	94,644	73,998
25.	Dadeland Mall	FL	Miami	50.0%		1,497,302	12/05/21		4.50%	Fixed	444,586	222,293
26.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,148,317	01/17/18	(8)	2.16%	Variable	310,000	155,000
27.	Domain, The	TX	Austin	100.0%		1,233,006	08/01/21		5.44%	Fixed	199,482	199,482
28.	Dover Mall	DE	Dover	68.1%		928,214	08/06/21		5.57%	Fixed	90,163	61,392
29.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,661	08/11/22		4.71%	Fixed	111,350	62,768
30.	Empire Mall	SD	Sioux Falls	100.0%		1,125,299	06/01/16		5.79%	Fixed	176,300	176,300
31.	Falls, The	FL	Miami	50.0%		838,076	11/30/16	(6)	7.50%	Fixed	106,791	53,395
32.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,468	07/01/21		5.11%	Fixed	40,000	17,000
							07/01/21		4.87%	Fixed	410,000	174,250
33.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		710,663	(2)
34.	Fashion Valley	CA	San Diego	50.0%		1,721,280	01/04/21		4.30%	Fixed	469,079	234,543
35.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		999,521	(2)
36.	Florida Mall, The	FL	Orlando	50.0%		1,663,119	09/05/20		5.25%	Fixed	352,081	176,040
37.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		676,367	(2)
38.	Galleria, The	TX	Houston	50.4%		1,901,552	12/01/15		5.44%	Fixed	643,583	324,173
							12/01/15		5.44%	Fixed	177,417	89,365
39.	Greendale Mall	MA	Worcester (Boston)	56.4%		428,818	10/01/16		6.00%	Fixed	45,000	25,367

3Q 2014 SUPPLEMENTAL	40

 PROPERTY AND DEBT INFORMATION
As of September 30, 2014

							DEBT INFORMATION
				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

40.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,288,171	08/01/16	(9)	8.00%	Fixed	75,976	75,976
41.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		672,896	04/01/22		4.81%	Fixed	84,000	42,000
42.	Haywood Mall	SC	Greenville	100.0%		1,228,957	(2)
43.	Independence Center	MO	Independence (Kansas City)	100.0%		866,078	07/10/17		5.94%	Fixed	200,000	200,000
44.	Ingram Park Mall	TX	San Antonio	100.0%		1,120,874	06/01/21		5.38%	Fixed	138,513	138,513
45.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	100.0%		2,449,544	01/01/17		7.49%	Fixed	49,361	49,361
							01/01/17		8.53%	Fixed	3,552	3,552
							01/01/17		4.50%	Fixed	50,000	50,000
46.	La Plaza Mall	TX	McAllen	100.0%		1,220,494	(2)
47.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,510	(2)
48.	Lehigh Valley Mall	PA	Whitehall	50.0%		1,180,807	07/05/20		5.88%	Fixed	131,943	65,971
49.	Lenox Square	GA	Atlanta	100.0%		1,556,023	(2)
50.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,039	05/06/23		3.41%	Fixed	34,113	16,762
51.	Livingston Mall	NJ	Livingston (New York)	100.0%		969,233	(2)
52.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		468,959	11/01/23		4.69%	Fixed	120,000	113,328
53.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,242	03/10/17		5.61%	Fixed	260,000	73,282
54.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,125,291	05/01/23		3.56%	Fixed	125,000	62,500
55.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,817,941	(2)
56.	Mall of New Hampshire, The	NH	Manchester	56.4%		812,357	10/05/15		6.23%	Fixed	125,556	70,776
57.	McCain Mall	AR	N. Little Rock	100.0%		788,155	(2)
58.	Meadowood Mall	NV	Reno	50.0%		883,751	11/06/21		5.82%	Fixed	120,573	60,286
59.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,332,364	(2)
60.	Miami International Mall	FL	Miami	47.8%		1,084,466	02/06/24		4.42%	Fixed	160,000	76,442
61.	Midland Park Mall	TX	Midland	100.0%		622,190	09/06/22		4.35%	Fixed	82,238	82,238
62.	Miller Hill Mall	MN	Duluth	100.0%		832,803	(2)
63.	Montgomery Mall	PA	North Wales (Philadelphia)	79.4%		1,107,013	05/01/24		4.57%	Fixed	100,000	79,351
64.	North East Mall	TX	Hurst (Dallas)	100.0%		1,669,001	(2)
65.	Northgate Mall	WA	Seattle	100.0%		1,048,078	(2)
66.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,591,909	07/05/23		3.30%	Fixed	268,613	151,418
67.	Ocean County Mall	NJ	Toms River (New York)	100.0%		898,359	(2)
68.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,232,438	(2)
69.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	85.5%		1,332,378	12/07/20		4.77%	Fixed	66,826	57,163
70.	Penn Square Mall	OK	Oklahoma City	94.5%		1,063,809	04/01/16		7.75%	Fixed	94,322	89,130
71.	Pheasant Lane Mall	NH	Nashua		(10)	979,338	(2)
72.	Phipps Plaza	GA	Atlanta	100.0%		831,329	(2)
73.	Pier Park	FL	Panama City Beach	65.6%		882,579	(2)
74.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,156,067	09/30/17	(8)	1.51%	Variable	225,000	225,000
75.	Prien Lake Mall	LA	Lake Charles	100.0%		848,040	(2)

3Q 2014 SUPPLEMENTAL	41

 PROPERTY AND DEBT INFORMATION
As of September 30, 2014

							DEBT INFORMATION
				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

76.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,083,374	04/01/16		7.03%	Fixed	12,655	6,327
							04/01/16		2.95%	Fixed	62,000	31,000
77.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,245,658	(2)
78.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,206,839	(2)
79.	Ross Park Mall	PA	Pittsburgh	100.0%		1,243,524	(2)
80.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		694,090	(2)
81.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,151,006	02/01/23		3.61%	Fixed	295,000	150,450
82.	Shops at Nanuet, The	NY	Nanuet	100.0%		752,872	(2)
83.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		770,764	02/01/23		3.37%	Fixed	130,000	130,000
84.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(4)	1,299,142	03/01/16		5.16%	Fixed	180,000	45,000
85.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		885,358	11/01/22		4.01%	Fixed	106,506	60,038
86.	South Hills Village	PA	Pittsburgh	100.0%		1,118,433	(2)
87.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,588,087	(2)
88.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,258,454	04/01/23		3.84%	Fixed	155,000	155,000
89.	SouthPark	NC	Charlotte	100.0%		1,680,958	08/01/16	(9)	8.00%	Fixed	188,040	188,040
90.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,172,276	06/06/23		3.85%	Fixed	125,000	125,000
91.	Springfield Mall (3)	PA	Springfield (Philadelphia)	50.0%		611,047	11/30/15	(11)	4.77%	Fixed	63,010	31,505
92.	Square One Mall	MA	Saugus (Boston)	56.4%		929,779	01/06/22		5.47%	Fixed	96,443	54,365
93.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,765	(2)
94.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,037	09/11/24		3.82%	Fixed	350,000	175,000
95.	Stanford Shopping Center	CA	Palo Alto (San Jose)	94.4%	(7)	1,342,564	(2)
96.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	49.9%		1,301,214	11/30/16	(6)	7.50%	Fixed	217,163	108,364
97.	Summit Mall	OH	Akron	100.0%		769,431	06/10/17		5.42%	Fixed	65,000	65,000
98.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,335,542	(2)
99.	Tippecanoe Mall	IN	Lafayette	100.0%		864,039	(2)
100.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,779,456	(2)
101.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,280,798	05/01/22		4.76%	Fixed	199,068	199,068
102.	Towne East Square	KS	Wichita	100.0%		1,134,396	(2)
103.	Treasure Coast Square	FL	Jensen Beach	100.0%		876,437	(2)
104.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,153	(2)
105.	University Park Mall	IN	Mishawaka	100.0%		920,985	(2)
106.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,087,715	08/01/16	(9)	8.00%	Fixed	115,863	115,863
107.	West Town Mall	TN	Knoxville	50.0%		1,334,851	12/01/17		6.34%	Fixed	210,000	105,000
108.	Westchester, The	NY	White Plains (New York)	40.0%		826,292	05/05/20		6.00%	Fixed	352,893	141,157
109.	White Oaks Mall	IL	Springfield	80.7%		924,913	11/01/16		5.54%	Fixed	50,000	40,339
110.	Wolfchase Galleria	TN	Memphis	94.5%		1,151,233	04/01/17		5.64%	Fixed	225,000	212,616
111.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,174,506	03/05/24		4.50%	Fixed	425,000	212,500
112.	Woodland Hills Mall	OK	Tulsa	94.5%		1,087,182	04/05/19		7.79%	Fixed	92,002	86,913

	Total Mall Square Footage					124,284,488

3Q 2014 SUPPLEMENTAL	42

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

						DEBT INFORMATION
				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Premium Outlets
1.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,555	(2)
2.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,758	(2)
3.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	285,298	(2)
4.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,703	04/11/16	(14)	5.95%	Fixed	102,879	102,879
5.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,053	09/01/16	(15)	5.79%	Fixed	19,801	19,801
6.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,765	(2)
7.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	289,461	(2)
8.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	438,870	12/01/22		3.36%	Fixed	48,785	48,785
9.	Charlotte Premium Outlets	NC	Charlotte	50.0%	398,689	(2)
10.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,483	(2)
11.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,831	(2)
12.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,188	(2)
13.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,736	(2)
14.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	650,786	(2)
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,839	(2)
16.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,467	01/11/16	(16)	5.51%	Fixed	100,974	100,974
17.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,701	(2)
18.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,825	09/01/16	(15)	5.79%	Fixed	35,936	35,936
19.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,872	(2)
20.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,211	04/01/23		3.66%	Fixed	120,000	120,000
21.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,459	01/11/16	(16)	5.51%	Fixed	109,003	109,003
22.	Gulfport Premium Outlets	MS	Gulfport	100.0%	300,233	01/11/16	(16)	5.51%	Fixed	24,320	24,320
23.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/	100.0%	485,132	04/11/16	(14)	5.95%	Fixed	86,442	86,442
			Washington DC)
24.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,760	(2)
25.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,617	(2)
26.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,363	01/11/16	(16)	5.51%	Fixed	67,646	67,646
27.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373	(2)
28.	Kittery Premium Outlets	ME	Kittery	100.0%	259,403	(2)
29.	Las Americas Premium Outlets	CA	San Diego	100.0%	555,031	06/11/16		5.84%	Fixed	177,174	177,174

3Q 2014 SUPPLEMENTAL	43

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

						DEBT INFORMATION
				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

30.	Las Vegas Premium Outlets - North	NV	Las Vegas	100.0%	530,281	(2)
31.	Las Vegas Premium Outlets - South	NV	Las Vegas	100.0%	535,745	(2)
32.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	227,271	01/11/16	(16)	5.51%	Fixed	14,952	14,952
33.	Lee Premium Outlets	MA	Lee	100.0%	224,850	09/01/16	(15)	5.79%	Fixed	49,430	49,430
34.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,992	(2)
35.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	162,189	(2)
36.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,730	(2)
37.	Livermore Premium Outlets	CA	Livermore (San Francisco)	100.0%	511,926	(2)
38.	Merrimack Premium Outlets	NH	Merrimack	100.0%	408,996	07/01/23		3.78%	Fixed	130,000	130,000
39.	Napa Premium Outlets	CA	Napa	100.0%	179,168	(2)
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,552	(2)
41.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,312	(2)
42.	Orlando Premium Outlets - International Dr	FL	Orlando	100.0%	773,651	(2)
43.	Orlando Premium Outlets - Vineland Ave	FL	Orlando	100.0%	655,004	(2)
44.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,443	(2)
45.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,566	(2)
46.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137	(2)
47.	Phoenix Premium Outlets	AZ	Chandler (Phoenix)	100.0%	356,496	(2)
48.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416	11/06/16	(17)	5.84%	Fixed	33,850	33,850
49.	Pleasant Prairie Premium	WI	Pleasant Prairie (Chicago,	100.0%	402,540	01/11/16	(16)	5.51%	Fixed	58,098	58,098
	Outlets		IL/Milwaukee)			12/01/16		6.01%	Fixed	35,392	35,392
50.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	341,951	09/30/17	(8)	1.51%	Variable	125,000	125,000
51.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,423	11/06/16	(17)	5.84%	Fixed	66,150	66,150
52.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105	(2)
53.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,672	(2)

3Q 2014 SUPPLEMENTAL	44

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

						DEBT INFORMATION
				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

54.	San Marcos Premium Outlets	TX	San Marcos (Austin/San Antonio)	100.0%	731,991	01/11/16	(16)	5.51%	Fixed	138,266	138,266
55.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	554,586	(2)
56.	Silver Sands Premium Outlets	FL	Destin	50.0%	451,087	06/01/22		3.93%	Fixed	100,000	50,000
57.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,539	(2)
58.	St. Louis Premium Outlets	MO	St. Louis (Chesterfield)	60.0%	351,462	10/06/24		4.06%	Fixed	95,000	57,000
59.	Tanger Outlets - Galveston/Houston (3)	TX	Texas City	50.0%	352,705	07/01/18	(8)	1.66%	Variable	65,000	32,500
60.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,556	12/01/22		3.41%	Fixed	115,000	115,000
61.	Twin Cities Premium Outlets	MN	Eagan	35.0%	408,944	(2)
62.	Vacaville Premium Outlets	CA	Vacaville	100.0%	440,043	(2)
63.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	208,942	(2)
64.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,752	(2)
65.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,931	04/11/16	(14)	5.95%	Fixed	99,865	99,865
66.	Woodburn Premium Outlets	OR	Woodburn (Portland)	100.0%	389,761	(2)
67.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	847,226	(2)
68.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,091	(2)

	Total U.S. Premium Outlet Square Footage				28,784,494

	Total Mall and U.S. Premium Outlet Square Footage				153,068,982

3Q 2014 SUPPLEMENTAL	45

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

							DEBT INFORMATION
				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	The Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	100.0%		1,239,806	07/01/20		5.76%	Fixed	165,433	165,433
2.	Arundel Mills	MD	Hanover (Baltimore)	59.3%		1,662,650	02/06/24		4.29%	Fixed	385,000	228,113
3.	Colorado Mills	CO	Lakewood (Denver)	37.5%	(4)	1,410,205	06/01/15		3.91%	Variable	121,745	45,654
							07/01/21		5.04%	Fixed	27,941	10,478
4.	Concord Mills	NC	Concord (Charlotte)	59.3%		1,343,551	11/01/22		3.84%	Fixed	235,000	139,261
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.3%		1,778,610	10/01/24		3.83%	Fixed	268,000	158,817
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,366,379	(2)
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,918,413	07/01/17		5.77%	Fixed	321,000	321,000
8.	Katy Mills	TX	Katy (Houston)	62.5%	(4)	1,747,460	12/06/22		3.49%	Fixed	140,000	35,000
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,471,178	03/05/22		4.25%	Fixed	334,766	167,383
10.	Opry Mills	TN	Nashville	100.0%		1,153,536	10/10/16	(8)	0.86%	Variable	280,000	280,000
							10/10/16	(8)	5.00%	Fixed	96,072	96,072
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		804,107	04/01/24		4.22%	Fixed	215,000	107,500
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,525,405	07/11/17		5.83%	Fixed	410,000	410,000
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,197,152	(2)

	Total The Mills Square Footage					19,618,452

	TMLP Properties
	The Esplanade, The Galleria at White Plains, Northpark Mall, Philadelphia Mills, and Sugarloaf Mills							(23)			727,827	305,620

	Total TMLP Properties Square Footage					5,790,697

	Other Properties
	Circle Centre, Florida Keys Outlet Center, Huntley Outlet Center,							(12)(13)			305,656	168,182
	Indian River Commons, Indian River Mall, Lincoln Plaza, Naples Outlet Center,							(16)(21)
	Outlet Marketplace, The Shops at Sunset Place, Upper Valley Mall

	Total Other Properties Square Footage					4,099,119

	TOTAL U.S. SQUARE FOOTAGE (24)					182,577,250

3Q 2014 SUPPLEMENTAL	46

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

						DEBT INFORMATION
				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

	International Properties
	AUSTRIA
1.	Parndorf Designer Outlets Phases 3 & 4	Vienna		90.0%	118,000	06/30/16	(20)	2.22%	Variable	44,756	40,280

	Subtotal Austria Square Footage				118,000
	CANADA
2.	Toronto Premium Outlets	Ontario		50.0%	358,500	07/09/15	(29)	2.41%	Variable	86,383	43,192

	Subtotal Canada Square Footage				358,500
	ITALY
3.	La Reggia Designer Outlets Phases 1 & 2	Marcianise (Naples)		60.0%	288,000	03/31/27	(20)	1.53%	Variable	81,219	48,731
4.	Noventa Di Piave Designer Outlets	Venice		60.0%	280,000	08/29/26	(20)	1.13%	Variable	43,368	26,021
	Phases 1, 2 & 3					06/30/27	(20)	2.58%	Variable	45,680	27,408

	Subtotal Italy Square Footage				568,000
	JAPAN
5.	Ami Premium Outlets	Ami (Tokyo)		40.0%	315,000	09/25/23	(25)	1.81%	Fixed	84,916	33,967
6.	Gotemba Premium Outlets	Gotemba City (Tokyo)		40.0%	481,500	02/28/18	(25)	0.50%	Variable	17,711	7,084
7.	Kobe-Sanda Premium Outlets	Kobe (Osaka)		40.0%	441,000	01/31/20	(25)	0.49%	Variable	36,146	14,458
8.	Rinku Premium Outlets	Izumisano (Osaka)		40.0%	416,500	11/25/14	(25)	1.84%	Fixed	1,308	523
						07/31/17	(25)	0.44%	Variable	14,627	5,851
9.	Sano Premium Outlets	Sano (Tokyo)		40.0%	390,800	05/31/18	(25)	0.49%	Variable	9,142	3,657
10.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)		40.0%	164,200	10/31/18	(25)	0.45%	Variable	15,632	6,253
11.	Shisui Premium Outlets	Shisui (Chiba)		40.0%	234,800	05/31/18	(25)	0.42%	Variable	46,074	18,429
12.	Toki Premium Outlets	Toki (Nagoya)		40.0%	289,600	04/30/15	(25)	0.96%	Variable	7,111	2,844
13.	Tosu Premium Outlets	Fukuoka (Kyushu)		40.0%	290,400	12/31/18	(25)	0.45%	Variable	19,106	7,642

	Subtotal Japan Square Footage				3,023,800
	KOREA
14.	Busan Premium Outlets	Busan		50.0%	360,200	06/20/22	(26)	5.50%	Fixed	67,192	33,596
						02/13/17	(26)	4.64%	Variable	53,697	26,849
15.	Paju Premium Outlets	Paju (Seoul)		50.0%	442,900	11/28/19	(26)	4.08%	Fixed	103,022	51,511
16.	Yeoju Premium Outlets	Yeoju (Seoul)		50.0%	286,200	09/06/20	(26)	4.68%	Fixed	7,511	3,757

	Subtotal South Korea Square Footage				1,089,300

3Q 2014 SUPPLEMENTAL	47

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

						DEBT INFORMATION
				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ in 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE

	MALAYSIA
17.	Johor Premium Outlets	Johor (Singapore)		50.0%	280,300	10/14/20	(27)	4.91%	Variable	24,273	12,137

	Subtotal Malaysia Square Footage				280,300
	MEXICO
18.	Premium Outlets Punta Norte	Mexico City		50.0%	278,000	(2)

	Subtotal Mexico Square Footage				278,000
	NETHERLANDS
19.	Roermond Designer Outlets Phases 2 & 3	Roermond		90.0%	173,000	12/01/17	(20)	2.41%	Variable	26,310	23,679
						12/01/17	(11)(20)	5.12%	Fixed	61,391	55,252

	Subtotal Netherlands Square Footage				173,000
	UNITED KINGDOM
20.	Ashford Designer Outlets	Kent		45.0%	183,000	07/31/16	(5)	2.41%	Variable	6,497	2,924
						07/31/16	(11)(5)	4.27%	Fixed	58,472	26,312

	Subtotal United Kingdom Square Footage				183,000

	TOTAL INTERNATIONAL SQUARE FOOTAGE (28)				6,071,900

	TOTAL SQUARE FOOTAGE				188,649,150

	Other Secured Indebtedness:						(30)			233,579	109,373

	TOTAL SECURED INDEBTEDNESS										$12,316,819	(31)

	Our Share of Consolidated Mortgage Debt										$6,180,052

	Our Share of Joint Venture Mortgage Debt										$6,136,767

3Q 2014 SUPPLEMENTAL	48

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

	DEBT INFORMATION
UNSECURED INDEBTEDNESS:	MATURITY DATE		INTEREST RATE (1)	TYPE	INDEBTEDNESS ($ in 000's) TOTAL
Simon Property Group, LP (Sr. Notes)	02/01/15		4.20%	Fixed	400,000
Simon Property Group, LP (Sr. Notes)	06/15/15		5.10%	Fixed	326,816
Simon Property Group, LP (Sr. Notes)	12/01/15		5.75%	Fixed	366,635
Simon Property Group, LP (Sr. Notes)	05/01/16		6.10%	Fixed	163,298
Simon Property Group, LP (Sr. Notes)	12/01/16		5.25%	Fixed	364,276
Simon Property Group, LP (Sr. Notes)	01/30/17		2.80%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	03/01/17		5.88%	Fixed	207,453
Supplemental Credit Facility - Yen Currency	06/30/17	(8)(19)	1.04%	Variable	203,538
Simon Property Group, LP (Sr. Notes)	09/15/17		2.15%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/18		1.50%	Fixed	750,000
Unsecured Term Loan	02/28/18	(8)	1.26%	Variable	240,000
Simon Property Group, LP (Sr. Notes)	05/30/18		6.13%	Fixed	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18		7.38%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	02/01/19		2.20%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	04/01/19		10.35%	Fixed	650,000
Revolving Credit Facility - USD Currency	06/30/19	(8)	1.12%	Variable	–
Revolving Credit Facility - Euro Currency	06/30/19	(8)(32)	0.84%	Variable	606,630
Simon Property Group, LP (Sr. Notes)	02/01/20		5.65%	Fixed	1,250,000
Simon Property Group, LP (Euro Sr. Notes)	10/02/20	(22)	2.38%	Fixed	951,825
Simon Property Group, LP (Sr. Notes)	03/01/21		4.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	12/01/21		4.13%	Fixed	700,000
Simon Property Group, LP (Sr. Notes)	03/15/22		3.38%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/23		2.75%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	02/01/24		3.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	10/01/24		3.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	02/01/40		6.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	03/15/42		4.75%	Fixed	550,000
Simon Property Group, LP (Sr. Notes)	10/01/44		4.25%	Fixed	400,000

Total Unsecured Indebtedness					$14,930,471	(18)

3Q 2014 SUPPLEMENTAL	49

PROPERTY AND DEBT INFORMATION
As of September 30, 2014

FOOTNOTES:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2014: 1M LIBOR at .16%; 1M EUR LIBOR at .04%; 1M EURIBOR at .01%; 3M EURIBOR at .08%; 6M EURIBOR at .18%; 1M YEN LIBOR at .09%; 6M YEN LIBOR at .17%; 1M CDOR at 1.26%; KLIBOR at 3.39% and 91 Day Korean CD rate at 2.35%.
(2)
Unencumbered asset
(3)
This property is managed by a third party.
(4)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners or the Operating Partnership.
(5)
Amounts shown in USD equivalent; GBP equivalent is 40.0 million.
(6)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(7)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.
(8)
Includes applicable extensions available at our option.
(9)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(11)
Through an interest rate swap agreement, interest is essentially fixed at the all-in-rate presented.
(12)
Upper Valley Mall is comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.
(13)
Indian River and Indian River Crossings are secured by cross-collateralized and cross-defaulted mortgages.
(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(15)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(16)
These ten properties (which includes Florida Keys Outlet Center, Huntley Outlet Center and Naples Outlet Center) are secured by cross-collateralized and cross-defaulted mortgages.
(17)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(18)
Also represents our share of Total Unsecured Indebtedness.
(19)
Amounts shown in USD equivalent; Balance includes borrowings on multi-currency tranche of Yen 22.3 billion.
(20)
Amounts shown in USD equivalent; Euro equivalent is 238.5 million.
(21)
Consists of seven encumbered properties with interest rates ranging from 3.06% to 5.89% and maturities between 2014 and 2020.
(22)
Amount shown in USD equivalent; Euro equivalent is 750.0 million.
(23)
Consists of five properties with interest rates ranging from 4.50% to 7.32% and maturities between 2015 and 2023.
(24)
Includes office space of 1,922,240 square feet including the following centers with more than 20,000 square feet of office space:

Circle Centre - 129,944 sq. ft.	Greendale Mall - 119,860 sq. ft.
Copley Place - 869,019 sq. ft.	Menlo Park Mall - 49,481 sq. ft.
Del Amo Fashion Center - 57,927 sq. ft.	Oxford Valley Mall - 111,038 sq. ft.
Domain, The - 154,055 sq. ft.	Plaza Carolina - 27,343 sq. ft.
Fashion Centre at Pentagon City - 169,089 sq. ft.	Southdale Center - 20,393 sq. ft.
Firewheel Town Center - 75,303 sq. ft.
(25)
Amounts shown in USD equivalent; Yen equivalent is 27.5 billion.
(26)
Amounts shown in USD equivalent; Won equivalent is 243.5 billion.
(27)
Amounts shown in USD equivalent; Ringgit equivalent is 79.6 million.
(28)
Does not include Klépierre.
(29)
Amount shown in USD equivalent; CAD equivalent is 96.4 million.
(30)
Consists of eight loans with interest rates ranging from 1.66% to 6.53% and maturities between 2016 and 2019.

3Q 2014 SUPPLEMENTAL	50

(31)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including The Mills Limited Partnership. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $226.2 million of payment guarantees provided by the Operating Partnership (of which $80.5 million is recoverable from our venture partner under the partnership agreement).
(32)
Amounts shown in USD equivalent; Balance includes borrowings on multi-currency tranche of Euro 478.0 million.

3Q 2014 SUPPLEMENTAL	51